UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2017

PEREGRINE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32839	95-3698422
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14282 Franklin Avenue, Tustin, California 92780
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (714) 508-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐       Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 26, 2017, Peregrine Pharmaceuticals, Inc. (the “Company”) announced that the Board of Directors appointed Roger J. Lias, Ph.D. to the offices of President and Chief Executive Officer of the Company effective immediately. Dr. Lias, who is currently the President of Avid Bioservices, Inc., the Company’s wholly-owned subsidiary, succeeds Mr. Steven W. King, who resigned as the Company’s President and Chief Executive Officer on December 22, 2017, to pursue other interests. The discussion contained in Item 5.02 of the Current Report on Form 8-K filed by the Company on September 14, 2017 relating to Dr. Lias is incorporated into this Item 5.02 by reference. The Company and Dr. Lias did not enter into any new or additional compensatory arrangements in connection with Dr. Lias’ appointment as President and Chief Executive Officer of the Company.

In connection with his resignation, Mr. King and the Company entered into a Severance Agreement and Mutual General Release (the “Severance Agreement”) pursuant to which Mr. King will receive (i) continuation of his monthly base salary for a period of six months from the date of his resignation; (ii) $5,000 in expense reimbursement; (iii) Company-paid continuation of medical benefits through COBRA for a period of twelve (12) months, or until Mr. King and his family are eligible for coverage with another employer, whichever is earlier; (iv) immediate vesting of the unvested portion of an outstanding stock option previously issued to Mr. King, representing the right to purchase 17,856 shares of common stock of the Company; and (v) a period of six months to exercise vested stock options (unless any such stock option sooner terminates by its terms). The Severance Agreement includes a mutual waiver and release of claims and other standard terms.

The foregoing description of the Severance Agreement is qualified in its entirety by reference to the complete text of the Severance Agreement, a copy of which will be filed as an exhibit to the Company’s next Quarterly Report on Form 10-Q and is incorporated herein by reference.

Item 8.01	Other Events.

On December 26, 2017, the Company issued a press release announcing the appointment of Roger J. Lias, Ph.D., as the President and Chief Executive Officer of the Company. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit

Number

99.1       Press Release issued December 26, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEREGRINE PHARMACEUTICALS, INC.

Date: December 26, 2017	By:	/s/ Paul J. Lytle
Paul J. Lytle
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued December 26, 2017.

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